UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 1, 2018, Northern Oil and Gas, Inc. (the “Company”) completed the acquisition of certain oil and gas properties and interests from WR Operating LLC (“W Energy”), effective as of July 1, 2018 (the “W Energy Acquisition”).

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend its current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 1, 2018 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of W Energy and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The consolidated financial statements of W Energy as of December 31, 2017 and 2016, and for the year ended December 31, 2017 and the period from May 17, 2016 (inception) through December 31, 2016 are filed as Exhibit 99.2 and incorporated by reference herein.

The consolidated financial statements of W Energy as of June 30, 2018 and for the three and six month period ended June 30, 2018 and 2017 are filed as Exhibit 99.3 and incorporated by reference herein.

(b)    Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company for the year ended December 31, 2017, and as of and for the six months ended June 30, 2018, are furnished as Exhibit 99.4 hereto and incorporated herein by reference. The unaudited pro forma financial statements furnished herewith give effect to both (i) the W Energy Acquisition and (ii) the Pivotal Acquisitions (as defined below).

The “Pivotal Acquisitions” closed on September 17, 2018, and are described in the Company’s current report on Form 8-K filed with the SEC on September 18, 2018 (the “Original Pivotal Report”), as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on the same date that this report is being filed.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Whitley Penn LLP, Independent Auditors.

99.2	Consolidated Financial Statements of W Energy as of December 31, 2017 and 2016, and for the Year Ended December 31, 2017 and the period from May 17, 2016 (inception) through December 31, 2016.

99.3	Consolidated Financial Statements of W Energy as of June 30, 2018 and for the Three and Six Month Periods Ended June 30, 2018 and 2017.

99.4	Unaudited Pro Forma Financial Statements for the Year Ended December 31, 2017 and as of and for the Six Months Ended June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2018	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik J. Romslo
Erik J. Romslo
Executive Vice President, General Counsel and Secretary